UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PRA Group, Inc.
(Name of Registrant as Specified in its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note
PRA Group, Inc. (the “Company”) is filing the attached proxy card solely to replace the sample proxy card included in the Definitive Proxy Statement (the “Proxy Statement”) that the Company originally filed with the Securities and Exchange Commission on April 30, 2025. After filing the Proxy Statement, the Company discovered that an incorrect version of the sample proxy card was inadvertently filed with the Proxy Statement.
Please note that no changes have been made to the body of the Proxy Statement and that the correct version of the proxy card has been included in the Proxy Statement that was made available to the Company’s stockholders.

Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX HAVE YOUR PROXY CARD READY AND PLEASE USE ONE OF THE EASY VOTING METHODS BELOW Internet: https://web.viewproxy.com/PRAGroup/2025 " Cast your vote online " Have your Proxy Card ready " Follow the simple instructions to record your vote Phone: 1 (866) 804-9616 " Use any touch tone telephone " Have your Proxy Card ready " Follow the simple recorded instructions Mail: " Mark, sign and date your Proxy Card " Fold and return your Proxy Card in the Prepaid Envelope provided Virtual: " You must register to attend the meeting online at: https://web.viewproxy.com/PRAGroup/2025 Scan QR Code for Digital Voting Annual Meeting of Stockholders For Stockholders of record as of April 21, 2025. Tuesday, June 17, 2025 2:00 PM Eastern Time. Annual Meeting will be held virtually via live webcast. Please visit https://web.viewproxy.com/PRAGroup/2025 CONTROL NUMBE FOLD HERE PROXY ANNUAL MEETING OF STOCKHOLDERS PRA GROUP, INC. June 17, 2025 This Proxy is solicited by the Board of Directors of PRA GROUP, INC. which recommends that you vote FOR Proposals 1, 2 and 3. This proxy is solicited by the Board of Directors of PRA Group, Inc. for use at the Annual Meeting of Stockholders being held at 2:00 p.m. Eastern Time on June 17, 2025 (the Annual Meeting). By signing this proxy, you hereby revoke all prior proxies and appoint LaTisha O. Tarrant and Christina Branch, each of them, separately, true and lawful attorneys, with the powers you would possess if personally present, and with full power of substitution, and you hereby authorize each of them to represent and to vote all shares that you are entitled to vote at the Annual Meeting to be held virtually at 2:00 p.m. Eastern Time on June 17, 2025 and at any adjournment or postponement thereof, on the proposals on the reverse side. Receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged. You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. Your shares cannot be voted unless you sign, date and return this card, or vote your shares by using any of the means described on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees for director listed in Proposal 1 and FOR Proposals 2 and 3 at the Annual Meeting and any adjournment or postponement thereof.

Proposals PLEASE MARK YOUR VOTE AS THIS EXAMPLE T THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS, AND FOR PROPOSALS 2 AND 3. Proposal 1: Election of Directors NOMINEES: FOR AGAINST ABSTAIN (01) Adrian M. Butler o o o (02) Marjorie M. Connelly o o o (03) Steven D. Fredrickson o o o (04) Dame Jayne-Anne Gadhia o o o (05) Geir L. Olsen o o o (06) Brett L. Paschke o o o (07) Scott M. Tabakin o o o (08) Peggy P. Turner o o o (09) Lance L. Weaver o o o Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Companys independent registered public accounting firm for 2025. FOR o AGAINST o ABSTAIN o Proposal 3: Approval, on a non-binding advisory basis, of the compensation of the Companys named executive officers. FOR o AGAINST o ABSTAIN o Proposal 4: Transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Signatures 2025 Date Signature(s) of Stockholders Title (if applicable) Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. I PLAN TO ATTEND THE ANNUAL MEETING o Address change/Comments: If you noted any Address Changes and/ or Comments, please mark box. o CONTROL NUMBER FOLD HERE